Property, Plant and Equipment	12 Months Ended
Jun. 30, 2019
Property, plant and equipment [abstract]
Property, Plant and Equipment
PROPERTY, PLANT AND EQUIPMENT

	SA rand
Figures in million	2019	2018*

Mining assets	20 549	24 203
Mining assets under construction	2 964	2 528
Undeveloped properties	3 965	3 974
Other non-mining assets	271	264

Total property, plant and equipment	27 749	30 969

* Re-presented due to the change in the final purchase price allocation related to the Moab Khotsong acquisition. Refer to note 12 for detail.
MINING ASSETS

ACCOUNTING POLICY

Mining assets including mine development costs and mine plant facilities are initially recorded at cost, where after they are measured at cost less accumulated depreciation and impairment. Costs include expenditure that is directly attributable to the acquisition of the items. Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the group and the cost of the item can be measured reliably.

The net assets of operations placed on care and maintenance are impaired to their recoverable amount. Expenditure on the care and maintenance of these operations is charged against income, as incurred. Mineral and surface use rights represent mineral and surface use rights for parcels of land both owned and not owned by the group.

Mineral and surface rights include acquired mineral use rights in production, development and exploration phase properties. The amount capitalised related to a mineral and surface right, either as an individual asset purchase or as part of a business combination, is the fair value at acquisition.

The group’s mineral use rights are enforceable regardless of whether proved or probable reserves have been established. In certain limited situations, the nature of use changes from an exploration right to a mining right upon the establishment of proved and probable reserves. The group has the ability and intent to renew mineral use rights where the existing term is not sufficient to recover all identified and valued proved and probable reserves and/or undeveloped mineral interests.

Depreciation

Depreciation of mining assets is computed principally by the units-of-production method over life-of-mine based on estimated quantities of economically recoverable proved and probable reserves, which can be recovered in future from known mineral deposits.

In most instances, proved and probable reserves provide the best indication of the useful life of the group’s mines (and related assets). However, in some instances, proved and probable reserves may not provide a realistic indication of the useful life of the mine (and related assets). This may be the case, for example, where management is confident that further inferred resources will be converted into measured and indicated resources and if they are economically recoverable, they can also be classified as proved and probable reserves. Management is approaching economic decisions affecting the mine on this basis, but has chosen to delay the work required to designate them formally as reserves.

In assessing which resources to include so as to best reflect the useful life of the mine, management considers resources that have been included in the life-of-mine plan. To be included in the life-of-mine plan, resources need to be above the cut-off grade set by management, which means that the resource can be economically mined and is therefore commercially viable. This consistent systematic method for inclusion in the life-of-mine plan takes management’s view of the gold price, exchange rates as well as cost inflation into account.

In declaring the resource, management would have had to obtain a specified level of confidence of the existence of the resource through drilling as required by the South African Code for Reporting Exploration Results, Mineral Resources and Mineral Reserves (SAMREC).

Additional confidence in the existence, commercial viability and economical recovery of such resources may be based on historical experience and available geological information, such as geological information obtained from other operations that are contiguous to the group’s as well as where the group mines continuations of these other operations’ orebodies and reefs. This is in addition to the drilling results obtained by the group and management’s knowledge of the geological setting of the surrounding areas, which would enable simulations and extrapolations to be done with a reasonable degree of accuracy.

13	PROPERTY, PLANT AND EQUIPMENT continued

MINING ASSETS continued

ACCOUNTING POLICY continued

Depreciation continued

In instances where management is able to demonstrate the economic recovery of such resources with a high level of confidence, such additional resources, which may also include certain, but not all, of the inferred resources, as well as the associated future development costs of accessing those resources, are included in the calculation of depreciation. The future development costs are those costs that need to be incurred to access these inferred resources, for example the costs to complete a decline or level, which may include infrastructure and equipping costs. These amounts have been extracted from the cash flow projections for the life-of-mine plans.

Mineral rights associated with production phase mineral interests are amortised over the life of mine using the units-of-production method in order to match the amortisation with the expected underlying future cash flows.

Impairment

Testing for impairment is done in terms of the group policy as discussed in note 2.5.

Stripping activities

The removal of overburden and other mine waste materials is often necessary during the initial development of a mine site, in order to access the mineral ore deposit. The directly attributable cost of this activity is capitalised in full within mining assets under construction, until the point at which the mine is considered to be capable of commercial production.

The removal of waste material after the point at which a mine is capable of commercial production is referred to as production stripping.

When the waste removal activity improves access to ore extracted in the current period, the costs of production stripping are charged to the income statement as operating costs in accordance with the principles of IAS 2, Inventories.

Where production stripping activity both produces inventory and improves access to ore in future periods the associated costs of waste removal are allocated between the two elements. The portion which benefits future ore extraction is capitalised within stripping and development capital expenditure. If the amount to be capitalised cannot be specifically identified it is determined based on the volume of waste extracted compared with expected volume for the identified component of the orebody. Components are specific volumes of a mine’s orebody that are determined by reference to the life-of-mine plan.

In certain instances significant levels of waste removal may occur during the production phase with little or no associated production. The cost of this waste removal is capitalised in full.

All amounts capitalised in respect of waste removal are depreciated using the units-of-production method based on proved and probable ore reserves of the component of the orebody to which they relate.

The effects of changes to the life-of-mine plan on the expected cost of waste removal or remaining reserves for a component are accounted for prospectively as a change in estimate.

Scrapping of assets

Where significant adverse changes have taken place relating to the useful life of an asset, that asset is tested for impairment in terms of the group policy as discussed in note 2.5. Whether or not an impairment is recognised, it is then necessary to review the useful lives and residual values of the assets within the CGU – this is reviewed at least annually. Where necessary, the useful lives and residual values of the individual assets are revised.

Where the useful life of an asset is nil as a result of no future economic benefit expected from the use or disposal of that asset, it is necessary to derecognise the asset. The loss arising from the derecognition is included in profit or loss in the period in which the asset was derecognised.

13	PROPERTY, PLANT AND EQUIPMENT continued

MINING ASSETS continued

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS – GOLD MINERAL RESERVES AND RESOURCES

Gold mineral reserves and resources are estimates of the amount of ounces that can be economically and legally extracted from the group’s properties. In order to calculate the gold mineral reserves and resources, estimates and assumptions are required about a range of geological, technical and economic factors, including quantities, grades, production techniques, recovery rates, production costs, commodity prices and exchange rates.

Estimating the quantities and/or grade of the reserves and resources requires the size, shape and depth of the orebodies to be determined by analysing geological data such as the logging and assaying of drill samples. This process may require complex and difficult geological judgements and calculations to interpret the data.

Because the economic assumptions used to estimate the gold mineral reserves and resources change from year to year, and because additional geological data is generated during the course of operations, estimates of the mineral reserves and resources may change from year to year. Changes in the reserves and resources may affect the group’s financial results and financial position in a number of ways, including:

•	Asset carrying values may be affected due to changes in estimated cash flows;

•	Scrapping of assets to be recorded in the income statement following the derecognition of assets as no future economic benefit expected;

•	Depreciation and amortisation charged in the income statement may change as they are calculated on the units-of-production method;

•	Environmental provisions may change as the timing and/or cost of these activities may be affected by the change in mineral reserves; and

•	Useful life and residual values may be affected by the change in mineral reserves.

At the end of each financial year, the estimate of proved and probable gold mineral reserves and resources is updated. Depreciation of mining assets is prospectively adjusted, based on these changes.

SENSITIVITY ANALYSIS - GOLD MINERAL RESERVES AND RESOURCES EFFECT ON DEPRECIATION

The group includes certain inferred resources in the denominator and future development costs in the numerator when performing the depreciation calculation for certain of its operations, where proved and probable reserves alone do not provide a realistic indication of the useful life of mine (and related assets). During periods presented, this mainly related to Doornkop. Had the group only used proved and probable reserves in its calculations, depreciation for 2019 would have amounted to R4 116 million (2018: R2 753 million) (2017: R2 727 million), compared with the reported totals of R4 054 million (2018: R2 570 million) (2017: R2 519 million).

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS – PRODUCTION START DATE

Various relevant criteria are considered in order to assess when the mine is substantially complete and ready for its intended use and moves into the production phase. Some of the criteria would include but are not limited to the following:
• The level of capital expenditure compared to the total project cost estimates;
• The ability to produce gold in a saleable form (where more than an insignificant amount of gold has been produced); and
• The ability to sustain the ongoing production of gold.

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS – STRIPPING ACTIVITIES

The determination of the volume of waste extracted and the expected volume for the identified component of the orebody is dependent on an individual mine’s design and life-of-mine plan and therefore changes to the design or life-of-mine plan will result in changes to these estimates. Identification of the components of a mine’s orebody is made by reference to the life-of-mine plan. The assessment depends on a range of factors including each mine’s specific operational features and materiality.

13	PROPERTY, PLANT AND EQUIPMENT continued

MINING ASSETS continued

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS – IMPAIRMENT OF ASSETS

The recoverable amount of mining assets is generally determined utilising real discounted future cash flows. Management also considers such factors as the quality of the individual orebody, market risk, asset specific risks and country risk in determining the fair value.

Key assumptions for the calculations of the mining assets’ recoverable amounts are the commodity prices, resource values, marketable discount rates, costs to sell, exchange rates and the annual life-of-mine plans. In determining the commodity prices and resource values to be used, management assesses the long-term views of several reputable institutions on commodity prices and based on this, derives the commodity prices and resource values.

The life-of-mine plans are based on the proved and probable reserves as included in the Reserve Declaration, which are determined in terms of SAMREC, as well as resources where management has high confidence in the orebody and economical recovery of gold, based on historic and similar geological experience.

During the year under review, the group calculated the recoverable amounts (generally fair value less costs to sell) based on updated life-of-mine plans and the following gold price, silver price and exchange rates assumptions:

	2019	2018	2017

US$ gold price per ounce
– Year 1	1 325	1 250	1 200
– Year 2	1 310	1 250	1 200
– Long term (year 3 onwards)	1 290	1 250	1 200
US$ silver price per ounce
– Year 1 and year 2	15.75	17.00	17.00
– Long term (year 3 onwards)	17.00	17.00	17.00
Exchange rate (R/US$)
– Year 1	14.43	13.30	13.61
– Year 2	14.25	13.30	13.61
– Long term (year 3 onwards)	14.11	13.30	13.61
Exchange rate (PGK/US$)	3.34	3.17	3.16
Rand gold price (R/kg)
– Year 1	615 000	535 000	525 000
– Year 2	600 000	535 000	525 000
– Long term (year 3 onwards)	585 000	535 000	525 000

The following is the attributable gold resource value assumption:

	South Africa			Hidden Valley
US dollar per ounce	2019	2018	2017	2019	2018	2017

Measured	25.00	25.00	32.69	n/a	n/a	n/a
Indicated	8.00	8.00	18.68	8.00	5.84	5.84
Inferred	2.80	2.80	4.67	n/a	5.84	5.84

The recoverable amount of mining assets is determined utilising real discounted future cash flows or resource multiples in the case of undeveloped properties and certain resource bases.

One of the most significant assumptions that influence the group's operations' life-of-mine plans, and therefore impairment, is the expected gold price. During this year's planning and testing, commodity price and exchange rate assumptions as per the table above were used. Due to the increase in the US$ commodity price and weakening of the rand against the US$ dollar at the end of the financial year, management decided it would be appropriate to differentiate between short, medium and long term assumptions used in the models.

13	PROPERTY, PLANT AND EQUIPMENT continued

MINING ASSETS continued

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS – IMPAIRMENT OF ASSETS continued

The post-tax real discount rate for Hidden Valley was 10.13% (2018: 9.91%) (2017:11.92%) and the post-tax real discount rates for the South African operations ranged between 8.90% and 11.10% (2018: 8.35% and 10.25%) (2017: 8.98% and 11.81%), depending on the asset, were used to determine the recoverable amounts. Cash flows used in the impairment calculations are based on life-of-mine plans which exceed five years for the majority of the mines. Cash flows from potential projects, life-of-mine extensions and residual ounces can also be included in the impairment assessment where deemed appropriate. An additional risk premium is added to the post-tax real discount rates in these instances.

Refer to note 6 for details of impairments recorded.

Should management’s estimate of the future not reflect actual events, further impairments may be identified.

Factors affecting the estimates include:
• Changes to proved and probable ore reserves;
• Economical recovery of resources;
• The grade of the ore reserves may vary significantly from time to time;
• Review of strategy;
• Unforeseen operational issues at the mines;
• Differences between actual commodity prices and commodity price assumptions;
• Changes in the discount rate and foreign exchange rates;
• Changes in capital, operating mining, processing and reclamation costs;
• Mines' ability to convert resources into reserves;
• Potential production stoppages for indefinite periods; and
• Carbon tax.

13	PROPERTY, PLANT AND EQUIPMENT continued

MINING ASSETS continued

SENSITIVITY ANALYSIS - IMPAIRMENT OF ASSETS

One of the most significant assumptions that influence the life-of-mine plans and therefore impairments is the expected commodity prices. The sensitivity scenario of a 10% decrease or increase in the commodity price used in the discounted cash flow models and the resource values used (with all other variables held constant) would have resulted in the following impairment being recorded as at 30 June 2019 and 2018:

	SA rand
Figures in million	2019	2018

- 10% decrease
Tshepong Operations	7 155	5 174
Moab Khotsong[1]	2 758	1 636
Kusasalethu	1 962	2 716
Doornkop	1 350	2 052
Target 1	1 278	1 684
Joel	984	882
Hidden Valley	749	752
Target 3	337	141
Bambanani[1]	331	222
Target North	291	1 826
Other surface operations	178	540
Masimong	105	386
Unisel	45	525
Kalgold	39	—

+ 10% increase
Target 3	300	—
Masimong	—	59
Target North	—	1 090
Unisel	—	433

[1] The carrying amounts of these CGUs include goodwill and any impairment losses are allocated first to goodwill and then to the identifiable assets.

At all other operations, a 10% increase in the gold price would have resulted in no impairments being recorded.

13	PROPERTY, PLANT AND EQUIPMENT continued

MINING ASSETS continued

The movement in the mining assets is as follows:

	SA rand
Figures in million	2019	2018*

Cost

Balance at beginning of year	49 741	40 570
Fully depreciated assets no longer in use derecognised	(302)	—
Additions[1]	4 113	2 546
Acquisition of Moab Khotsong	—	3 554
Disposals	(16)	(68)
Scrapping of assets	(117)	(2)
Adjustment to rehabilitation asset	(439)	(175)
Transfers and other movements	801	3 117
Translation	(152)	199

Balance at end of year	53 629	49 741

Accumulated depreciation and impairments

Balance at beginning of year	25 538	19 263
Fully depreciated assets no longer in use derecognised	(302)	—
Impairment of assets	3 880	3 460
Disposals	(16)	(67)
Scrapping of assets	(96)	(1)
Depreciation	4 184	2 789
Translation	(108)	94

Balance at end of year	33 080	25 538
Net carrying value	20 549	24 203
* Relates to a change in the fair value of assets acquired - refer to note 12 for detail.
[1] Included in additions for 2019 is an amount of R173 million (2018: R12 million) for capitalised depreciation associated with stripping activities at the Hidden Valley operations.

Acquisition of assets

On 1 March 2018 the group acquired Moab Khotsong. Included in this acquisition was property, plant and equipment with a fair value of R3 691 million. Of the total acquisition costs, R3 554 million relates to mining assets and R137 million relates to other non-mining assets respectively. Refer to note 12 for more information relating to the acquisition.

Loss on scrapping of property, plant and equipment

Refer to note 7 for details.

Stripping activities

Included in the balance for mining assets is an amount of R1 208 million (2018: R261 million) relating to Kalgold and Hidden Valley. Depreciation of R13 million (2018: R4 million) was also recorded.

Transfer of assets

Transfer of assets relates to assets under construction transferred to mining assets. During the 2019 year this included an amount of R607 million transferred to mining assets at Hidden Valley. During 2018 amounts of R2 707 million and R410 million were transferred for Hidden Valley and Tshepong Operations respectively.
MINING ASSETS UNDER CONSTRUCTION

ACCOUNTING POLICY

At the group’s surface mines, when it has been determined that a mineral property can be economically developed as a result of establishing proved and probable reserves, costs incurred to develop the property are capitalised as incurred until the mine is considered to have moved into the production phase. These costs include costs to further delineate the orebody and remove overburden to initially expose the orebody. At the group’s underground mines, all costs incurred to develop the property, including costs to access specific ore blocks or other areas of the underground mine, are capitalised to the extent that such costs will provide future economic benefits. These costs include the cost of shaft sinking and access, the costs of building access ways, lateral development, drift development, ramps, box cuts and other infrastructure development. Revenue earned during the pre-production phase is credited to the asset.

Where a depreciable asset is used in the construction or extension of a mine, the depreciation is capitalised against the mine’s cost.

Exploration properties acquired are recognised in the balance sheet within development cost and are shown at cost less provisions for impairment determined in accordance with the group’s accounting policy on impairment of non-financial assets.

Mineral interests associated with development and exploration phase mineral interests are not amortised until such time as the underlying property is converted to the production stage.

Capitalisation of pre-production costs ceases when commercial levels of production are reached. Commercial levels of production are discussed under “production start date” above.

The movement in the mining assets under construction is as follows:

	SA rand
Figures in million	2019	2018

Cost

Balance at beginning of year	2 528	3 104
Additions[1]	1 070	1 988
Depreciation capitalised[2]	50	312
Finance costs capitalised[3]	133	183
Transfers and other movements	(802)	(3 123)
Translation	(15)	64

Balance at end of year	2 964	2 528
[1] For 2019 pre-production revenue of Rnil (2018: R1 288 million) was credited against additions.
[2] Relates primarily to Hidden Valley.
[3] Refer to note 9 for further detail on the capitalisation rate applied.

UNDEVELOPED PROPERTIES

ACCOUNTING POLICY

Undeveloped properties are initially recognised at cost, which is generally based on the fair value of resources obtained through acquisitions. The carrying values of these properties are tested annually for impairment. Once development commences, these properties are transferred to mining properties and accounted for in accordance with the related accounting policy.

13	PROPERTY, PLANT AND EQUIPMENT continued

UNDEVELOPED PROPERTIES continued

The movement in the undeveloped properties is as follows:

	SA rand
Figures in million	2019	2018

Cost

Balance at beginning of year	5 446	5 442
Translation	(9)	4

Balance at end of year	5 437	5 446

Accumulated depreciation and impairments

Balance at beginning and end of year	1 472	14
Impairment[1]	—	1 458

Balance at end of year	1 472	1 472
Net carrying value	3 965	3 974
[1] The impairment for 2018 year relates to Target North.
OTHER NON-MINING ASSETS

ACCOUNTING POLICY

Land is shown at cost and not depreciated. Other non-mining fixed assets are shown at cost less accumulated depreciation and accumulated impairment losses. Other non-mining fixed assets are depreciated on a straight-line basis over their estimated useful lives as follows:

•	Vehicles at 20% per year.

•	Computer equipment at 33.3% per year.

•	Furniture and equipment at 16.67% per year.

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

The movement in the non-mining assets is as follows:

	SA rand
Figures in million	2019	2018

Cost

Balance at beginning of year	609	441
Fully depreciated assets no longer in use derecognised	(9)	—
Additions	59	37
Acquisition of Moab Khotsong	—	137
Transfers and other movements	1	(6)
Translation	(2)	—

Balance at end of year	658	609

13	PROPERTY, PLANT AND EQUIPMENT continued

OTHER NON-MINING ASSETS continued

	SA rand
Figures in million	2019	2018

Accumulated depreciation and impairments

Balance at beginning of year	345	236
Fully depreciated assets no longer in use derecognised	(9)	—
Depreciation	39	56
Impairment	12	51
Translation	—	2

Balance at end of year	387	345
Net carrying value	271	264